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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 25, 1998


                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         Michigan                     000-23-661               38-3317208
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)           Identification No.)


28025 Oakland Oaks Drive, Wixom, Michigan                           48393
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (248) 449-3353
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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On November 25, 1998, Rockwell Medical Technologies, Inc. (the "Company") and PricewaterhouseCoopers LLP, the Company's independent accountants for the Company's most recent fiscal year, agreed to cease their client-auditor relationship. In connection with its audit for fiscal year 1997, and during the interim period preceding such mutually-agreed cessation, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements. PricewaterhouseCoopers LLP's report with respect to the Company's financial statements for 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles; however, such report was modified as to uncertainty regarding the Company's ability to continue as a going concern.

         The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission confirming that they agree with the above statements. A copy of such letter, dated December 3, 1998, is filed as Exhibit 16.2 to this Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  16.1 Letter from PricewaterhouseCoopers LLP confirming cessation of client-auditor relationship.

                  16.2 Letter of PricewaterhouseCoopers LLP confirming agreement with statements in Form 8-K.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 3, 1998                    ROCKWELL MEDICAL TECHNOLOGIES, INC.
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                                                      (Registrant)

                                            By: /s/ Robert L. Chioini
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                                                       Robert L. Chioini
                                                       Its: President






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                                  EXHIBIT INDEX

Exhibit           Description
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16.1              Letter from PricewaterhouseCoopers LLP confirming cessation of client-auditor relationship.

16.2 Letter of PricewaterhouseCoopers LLP confirming agreement with statements in Form 8-K.